UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

(Names of Registrants as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

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MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD OCTOBER 1, 2008

The Annual Meetings of Shareholders (“Meeting(s)”) of Morgan Stanley Insured Municipal Trust, Morgan Stanley Insured Municipal Bond Trust, Morgan Stanley Insured Municipal Income Trust, Morgan Stanley California Insured Municipal Income Trust, Morgan Stanley Quality Municipal Income Trust and Morgan Stanley Quality Municipal Investment Trust (individually, a “Trust” and, collectively, the “Trusts”), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room 3C, 522 Fifth Avenue, New York, New York 10036, on October 1, 2008 at 9:00 a.m., New York City time, for the following purposes:

Matters to be Voted on By All Shareholders:

1.  To elect three Trustees to serve until the year 2011 Annual Meeting of each Trust or, in each case, until their successors shall have been elected and qualified; and

2.  To transact such other business as may properly come before the Meetings or any adjournments thereof.

Matters to be Voted on only by Preferred Shareholders:

For Morgan Stanley Insured Municipal Bond Trust, Morgan Stanley Insured Municipal Income Trust and Morgan Stanley California Insured Municipal Income Trust, to elect one Trustee to serve until the year 2011 Annual Meeting, or in each case until his successor shall have been elected and qualified.

Shareholders of record of each Trust as of the close of business on August 25, 2008 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

In the event that holders of a majority of each Trust’s shares issued and outstanding and entitled to vote (a “Quorum”) are not present at the Meeting of any Trust in person or by proxy, or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

Mary E. Mullin
Secretary

August 29, 2008
New York, New York

IMPORTANT

     You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary Quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

522 Fifth Avenue, New York, New York 10036

JOINT PROXY STATEMENT

Annual Meetings of Shareholders

October 1, 2008

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board(s)”) of Morgan Stanley Insured Municipal Trust (“IMT”), Morgan Stanley Insured Municipal Bond Trust (“IMC”), Morgan Stanley Insured Municipal Income Trust (“IIM”), Morgan Stanley California Insured Municipal Income Trust (“IIC”), Morgan Stanley Quality Municipal Income Trust (“IQI”) and Morgan Stanley Quality Municipal Investment Trust (“IQT”) (individually, a “Trust” and, collectively, the “Trusts”), for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 1, 2008 (the “Meeting(s)”), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about August 29, 2008.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares (“Shares”) represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Trust (“Shareholders”) will be voted for each of the nominees for election as Trustee to be elected by all Shareholders of that Trust, and, if the Shareholder holds preferred shares of the Trust, for the nominee for election as Trustee to be elected by only the preferred shareholders (“Preferred Shareholders”), with respect to that Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

Shareholders of record of each Trust as of the close of business on August 25, 2008, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the “Record Date”), are entitled to one vote for each Share held and a fractional vote for a fractional Share. No person was known to beneficially own more than 5% of the outstanding Shares of any of the Trusts on that date. The percentage ownership of Shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding.

The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

	Number of Common	Number of Preferred
	Shares Outstanding	Shares Outstanding
	as of	as of
	August 25, 2008	August 25, 2008
Name of Trust	(Record Date)	(Record Date)

IMT	17,484,370	2,732
IMC	3,942,543	510
IIM	20,694,674	2,294
IIC	10,660,578	1,248
IQI	23,505,263	3,246
IQT	13,865,371	1,785

The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Trusts or officers and employees of Morgan Stanley Investment Advisors Inc. (“Morgan Stanley Investment Advisors” or the “Investment Adviser”), Morgan Stanley Trust, Morgan Stanley Services Company Inc. (“Morgan Stanley Services” or the “Administrator”) and/or Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), without special compensation therefor. In addition, each Trust may employ Computershare Fund Services, Inc. (“Computershare”) to make telephone calls to Shareholders to remind them to vote. Each Trust may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a Quorum will not be received. The transfer agent services for each Trust are currently provided by Computershare Trust Company, N.A. (the “Transfer Agent”).

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Joint Proxy Statement. To vote by touch tone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touch tone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contacts, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $2,000, which will be borne by each respective Trust.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust’s Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record shares in two or more of the Trusts will receive a package containing a Joint Proxy Statement and proxy cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a Shareholder that beneficially owns shares in two or more Trusts may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Trust in which such Shareholder is a beneficial owner. If the proposed election of Trustees are approved by Shareholders of one Trust and disapproved by Shareholders of other Trusts, the proposals will be implemented for the Trust that approved the proposals and will not be implemented for any Trust that did not approve the proposals. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by telephone or Internet as indicated in each Trust’s proxy card.

Only one copy of this Joint Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (888) 421-4015 (toll-free).

ELECTION OF TRUSTEES FOR EACH TRUST

The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust’s Declaration of Trust, at ten. There are presently ten Trustees for each Trust. At the Meetings, pursuant to each Trust’s Declaration of Trust, three nominees are standing for election to each Trust’s Board of Trustees to serve until the year 2011 Annual Meetings by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each Trust’s Declaration of Trust and the Investment Company Act of 1940, as amended (the “1940 Act”), one Trustee is to be elected to the Board of Trustees of IMC, IIM and IIC by the holders of the Preferred Shares of each respective Trust voting separately as a single class, all as set forth below.

IMT, IQI and IQT —	IMC, IIM and IIC —

Until the year 2011 Annual Meeting	Until the year 2011 Annual Meeting

By all Shareholders:	By all Shareholders:
Frank L. Bowman	Kathleen A. Dennis
Michael Bozic	Joseph J. Kearns
James F. Higgins	Fergus Reid
By Preferred Shareholders only:
Manuel H. Johnson

Nine of the current ten Trustees (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) are “Independent Trustees,” that is, Trustees who are not “interested persons” of the Trusts, as that term is defined in the 1940 Act. The other current Trustee, James F. Higgins, is an “interested trustee,” that is, a Trustee who is an “interested person” (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, is not an Independent Trustee. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have previously been elected by the shareholders of the Trusts.

The nominees of the Boards of Trustees for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of the following nominees: for IMT, IQI and IQT—Frank L. Bowman, Michael Bozic and James F. Higgins and for IMC, IIM and IIC—Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Joint Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the

Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meetings (voting separately as a single class).

Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

The Board of each Trust has previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I—Messrs. Bowman, Bozic and Higgins; Class II—Ms. Dennis and Messrs. Johnson, Kearns and Reid; and Class III—Messrs. Klein, Nugent and Reed. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust’s Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of each of the Class II Trustees and Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Manuel H. Johnson and Michael E. Nugent serve as Trustees of each Trust’s Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, three Trustees in Class I for IMT, IQI and IQT and four Trustees in Class II for IMC, IIM and IIC are standing for election at the Meetings and will, if elected, serve until the 2011 Annual Meetings for each Trust as set forth above or, in each case, until their successors shall have been elected and qualified.

The current Trustees of the Trust also serve as trustees for certain of the funds advised by the Investment Adviser (the “Retail Funds”) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”). The table below sets forth the following information regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustee), as well as the executive officers of the Trusts: their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee (as of December 31, 2007) and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

				Number of
				Portfolios
				in Fund
				Complex
	Position(s)	Length of		Overseen by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held
Independent Trustee	the Trusts	Served*	Principal Occupation(s) During Past 5 Years	Trustee	by Independent Trustee

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy; Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

				Number of
				Portfolios
				in Fund
				Complex
	Position(s)	Length of		Overseen by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held
Independent Trustee	the Trusts	Served*	Principal Occupation(s) During Past 5 Years	Trustee	by Independent Trustee

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Nominee/ Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternative Management, LLC (since January 2004); Chairperson of the Fixed- Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, (August 1997 to December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

				Number of
				Portfolios
				in Fund
				Complex
	Position(s)	Length of		Overseen by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held
Independent Trustee	the Trusts	Served*	Principal Occupation(s) During Past 5 Years	Trustee	by Independent Trustee

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Nominee/ Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trusts, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2007) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Number of
Portfolios
In Fund
Complex
	Position(s)	Length of		Overseen By
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held
Interested Trustee	the Trusts	Served*	Principal Occupation(s) During Past 5 Years	Trustee	by Interested Trustee

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

Officers of the Trusts

	Position(s)	Length
Name, Age and Address of	Held with	of Time	Principal Occupation(s)
Executive Officer	the Trusts	Served*	During Past 5 Years

Ronald E. Robison (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, President (September 2005 to June 2008) and Principal Executive Officer (May 2003 to June 2008) of the Van Kampen Funds; Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008); Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007); Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

	Position(s)	Length
Name, Age and Address of	Held with	of Time	Principal Occupation(s)
Executive Officer	the Trusts	Served*	During Past 5 Years

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 – April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustees in the Trusts and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) as of December 31, 2007 is shown below.

Aggregate Dollar Range of Equity Securities in
	Dollar Range of Equity	All Registered Investment Companies Overseen
	Securities in the Trusts	by Trustee in Family of Investment
Name of Trustee	(As of December 31, 2007)	Companies (As of December 31, 2007)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trusts as of the record date.

The Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex;

and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of each Trust has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trusts’ independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firms’ duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Trust’s system of internal controls; and preparing and submitting committee meeting minutes to the full Board.

The members of the Audit Committee of each Trust are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trusts’ Audit Committees is an “interested person,” as defined under the 1940 Act, of any of the Trusts (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from each Trust under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committees of each of the Trusts is Joseph J. Kearns. The Board of Trustees for each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the Audit Committee Charter is attached to the 2007 Joint Proxy Statement for the Trusts filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2007.

The Board of Trustees of each Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trusts’ Independent Trustees as candidates for election as Independent Trustees, advises each Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to each Trust’s Board a set of corporate governance principles applicable to the Trusts, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trusts’ Board of Trustees and any Board committees and oversees periodic evaluations of the Trusts’ Board and its committees. The members of the Governance Committee of each Trust are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. The Board of Trustees for each Trust has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee’s responsibilities. A copy of the Governance Committee Charter is attached to the 2007 Joint Proxy Statement filed for the Trusts with the SEC on September 11, 2007.

The Trusts do not have a separate nominating committee. While each Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J.

Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) for all Trusts participates in the election and nomination of candidates for election as Independent Trustees for the respective Trusts for which the Independent Trustee serves. Persons recommended by each Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trusts, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Trusts expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Trust’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for each Trust and its Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are all Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by each Trust. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Insurance, Valuation and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of each Trust. The Investment Committee also recommends to the Board to approve or renew each Trust’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Trusts’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed-Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The following chart sets forth the number of meetings of the Board, the Independent Trustees, the Audit Committee, the Insurance, Valuation and Compliance Committee, the Governance Committee and the Investment Committee of each Trust during its most recent fiscal year. For the 2007 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he or she served held during the time such Trustee was a member of the Board.

Number of Board and Committee Meetings Held During Last Fiscal Year

				Insurance,
				Valuation and
		Board of	Audit	Compliance	Governance	Investment
	Fiscal	Trustees	Committee	Committee	Committee	Committee
Name of Trust	Year-End	Meetings	Meetings	Meetings	Meetings	Meetings

IMT	10/31/07	6	7	3	3	3
IMC	10/31/07	6	7	3	3	3
IIM	10/31/07	6	7	3	3	3
IIC	10/31/07	6	7	3	3	3
IQI	10/31/07	6	7	3	3	3
IQT	10/31/07	6	7	3	3	3

For annual shareholder meetings, Trustees may but are not required to attend the meetings; and for each Trust’s last annual shareholder meeting, no Trustees attended the meeting.

Advantages of Having Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds

The Independent Trustees and the Trusts’ management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds’ service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to each Trust’s Board of Trustees. Shareholders should send communications intended for each Trust’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Trust’s Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership by Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee is in compliance with the policy. As of December 31, 2007, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $7.1 million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust’s officers and Trustees as a group was less than one percent of each Trust’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that each Trust’s executive officers and Trustees, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on each Trust’s review of copies of such reports of ownership furnished to the Trusts, the Trusts believe that during the past fiscal year all of its officers, Trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

Compensation of Trustees

Effective October 1, 2007, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Trusts also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trusts who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Trust for their services as Trustee.

Effective April 1, 2004, the Trusts began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trusts.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Trustees from each Trust for the fiscal year ended October 31, 2007 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2007.

Compensation(1)

							Total compensation
	Total compensation from(2)						from the Fund
Name of Independent Trustees	IMT	IMC	IIM	IIC	IQI	IQT	Complex(3)

Frank L. Bowman(2)	$500	$110	$609	$288	$714	$398	$197,500
Michael Bozic	541	119	659	312	773	431	215,000
Kathleen A. Dennis	509	112	620	294	727	405	200,000
Manuel H. Johnson	616	156	757	356	881	491	245,000
Joseph J. Kearns(2)	655	145	799	378	937	522	268,125
Michael F. Klein	509	112	620	294	727	405	200,000
Michael E. Nugent	930	210	1,133	536	1,329	741	370,000
W. Allen Reed(2)	506	112	617	292	724	404	200,000
Fergus Reid	541	119	659	312	773	431	223,125

Name of Interested Trustees
James F. Higgins(4)	343	75	418	198	490	273	140,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trusts’ fiscal year. The following Trustees deferred compensation from the Trusts during the fiscal year ended October 31, 2007: Mr. Bowman, $2,619; Mr. Kearns, $1,719; Mr. Reed, $2,655.

(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Trustees under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Funds Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Mr. Higgins was approved to receive an annual retainer at the February 20-21, 2007 Board Meeting.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), including the Trust’s, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003 the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Trusts’ Independent Trustees by the Trusts for the fiscal year ended October 31, 2007 and by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Trustees from the Trusts as of the fiscal year ended October 31, 2007 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Trust Expenses
	By	By	By	By	By	By	By all
Name of Independent Trustee:	IMT	IMC	IIM	IIC	IQI	IQT	Adopting Funds

Michael Bozic	420	422	419	422	422	420	17,614
Manuel H. Johnson	434	435	434	435	435	434	18,586
Michael E. Nugent	820	824	819	824	824	820	29,524

	Estimated Annual Benefits Upon Retirement(1)
	From	From	From	From	From	From	From all
Name of Independent Trustee:	IMT	IMC	IIM	IIC	IQI	IQT	Adopting Funds

Michael Bozic	997	997	997	997	997	997	45,874
Manuel H. Johnson	1,451	1,451	1,451	1,451	1,451	1,451	67,179
Michael E. Nugent	1,299	1,299	1,299	1,299	1,299	1,299	60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

Assuming a Quorum is present, approval of the Proposal with respect to each Trust will require the affirmative vote of a majority of each Trust’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting.

The Board of Trustees of each Trust unanimously recommends that Shareholders vote FOR the election of each of the Trustees nominated for election.

The Investment Adviser

Morgan Stanley Investment Advisors serves as each Trust’s investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a Delaware Corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Morgan Stanley Services, a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is the same as that of the Investment Adviser set forth above.

Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

Audit Committee Report

At a meeting held on September 25, 2007, the Board of Trustees of each Trust, including a majority of the Trustees who are not “interested persons” of the Trusts, as defined under the 1940 Act, acting on the recommendation of the Audit Committee of the Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2008.

The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust’s audited financial statements be included in each Trust’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

The Audit Committee of each Trust has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

The Audit Committee

Joseph J. Kearns (Chairperson)
Michael E. Nugent
W. Allen Reed

Representatives from Deloitte & Touche LLP are not expected to be present at the Meetings but are expected to be available by telephone. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP, if available, will respond to appropriate questions from Shareholders.

FEES BILLED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees for professional services billed by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of IMT, IMC, IIM, IIC, IQI and IQT for the fiscal years ended October 31, 2006 and October 31, 2007 are set forth below.

	2006	2007

IMT	$31,200	$31,500
IMC	$31,200	$31,250
IIM	$31,200	$31,500
IIC	$30,448	$31,250
IQI	$28,800	$29,000
IQT	$28,800	$28,750

Audit-Related Fees

The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Trust’s financial statements for their respective fiscal years ended October 31, 2006 and 2007, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements are set forth below.

	2006	2007

IMT	$6,096	$5,750
IMC	$6,096	$5,750
IIM	$6,096	$5,750
IIC	$6,105	$5,750
IQI	$6,096	$5,750
IQT	$6,096	$5,750

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Trust for their respective fiscal years ended October 31, 2006 and 2007, which represent fees paid for the review of the Federal, state and local tax returns for each Trust, are set forth below.

	2006	2007

IMT	$4,900	$5,047
IMC	$4,900	$5,047
IIM	$4,900	$5,047
IIC	$5,026	$5,047
IQI	$4,900	$5,047
IQT	$4,900	$5,047

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Trust for the respective fiscal years ended October 31, 2006 and 2007.

Audit Committee Pre-approval

Each Trust’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Trust’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Trust’s fees for the fiscal year ended October 31, 2007 were pre-approved by each Trust’s Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser for the fiscal years ended October 31, 2006 and 2007 amounted to approximately $6.7 million and $5.8 million, respectively.

The Audit Committee of each Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser is compatible with maintaining the independence of Deloitte & Touche LLP.

ADDITIONAL INFORMATION

In the event that the necessary Quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker “non-votes” will not count in favor of or against any such vote for adjournment.

Abstentions and, if applicable, broker “non-votes” will not count as votes in favor of any proposal, and broker “non-votes” will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

SHAREHOLDER PROPOSALS

Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received no later than June 3, 2009 for each Trust for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

REPORTS TO SHAREHOLDERS

Each Trust’s most recent Annual Report for the Trust’s most recent fiscal year end and the most recent Semi-Annual Report succeeding the Annual Report have been previously sent to Shareholders and are available without charge upon request from Morgan Stanley Investor Services, 2800 Post Oak Blvd, 44th Floor, Houston, Texas 77056, (888) 421-4015 (toll-free).

INTEREST OF CERTAIN PERSONS

Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley & Co., Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Joint Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

OTHER BUSINESS

The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees

                    Mary E. Mullin
                    Secretary

MORGAN STANLEY INSURED
MUNICIPAL TRUST
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be
received by 9:00 a.m., Eastern Time, on October 1, 2008.
Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/IMT
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Trustees recommends a vote FOR all the nominees listed.
1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Frank L. Bowman	☐	☐	02 - Michael Bozic	☐	☐	03 - James F. Higgins	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — MORGAN STANLEY INSURED MUNICIPAL TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Management, 522 Fifth Avenue, New York, New York 10036 on October 1, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley Insured Municipal Trust (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Fund.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 1, 2008.

MORGAN STANLEY INSURED
MUNICIPAL BOND TRUST
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be
received by 9:00 a.m., Eastern Time, on October 1, 2008.
Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/IMC
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Election of Trustees — The Board of Trustees recommends a vote FOR all the nominees listed.
1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis	☐	☐	02 - Joseph J. Kearns	☐	☐	03 - Fergus Reid	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — MORGAN STANLEY INSURED MUNICIPAL BOND TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Management, 522 Fifth Avenue, New York, New York 10036 on October 1, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley Insured Municipal Bond Trust (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Fund.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 1, 2008.

MORGAN STANLEY INSURED
MUNICIPAL INCOME TRUST
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be
received by 9:00 a.m., Eastern Time, on October 1, 2008.
Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/IIM
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Election of Trustees — The Board of Trustees recommends a vote FOR all the nominees listed.
1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis	☐	☐	02 - Joseph J. Kearns	☐	☐	03 - Fergus Reid	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Management, 522 Fifth Avenue, New York, New York 10036 on October 1, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley Insured Municipal Income Trust (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Fund.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 1, 2008.

MORGAN STANLEY CALIFORNIA
INSURED MUNICIPAL INCOME TRUST
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be
received by 9:00 a.m., Eastern Time, on October 1, 2008.
Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/IIC
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Election of Trustees — The Board of Trustees recommends a vote FOR all the nominees listed.
1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis	☐	☐	02 - Joseph J. Kearns	☐	☐	03 - Fergus Reid	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Management, 522 Fifth Avenue, New York, New York 10036 on October 1, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley California Insured Municipal Income Trust (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Fund.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 1, 2008.

MORGAN STANLEY QUALITY
MUNICIPAL INCOME TRUST
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be
received by 9:00 a.m., Eastern Time, on October 1, 2008.
Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/IQI
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Election of Trustees — The Board of Trustees recommends a vote FOR all the nominees listed.
1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Frank L. Bowman	☐	☐	02 - Michael Bozic	☐	☐	03 - James F. Higgins	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Management, 522 Fifth Avenue, New York, New York 10036 on October 1, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley Quality Municipal Income Trust (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Fund.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 1, 2008.

MORGAN STANLEY QUALITY
MUNICIPAL INVESTMENT TRUST
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be
received by 9:00 a.m., Eastern Time, on October 1, 2008.
Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/IQT
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Trustees recommends a vote FOR all the nominees listed.
1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Frank L. Bowman	☐	☐	02 - Michael Bozic	☐	☐	03 - James F. Higgins	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Morgan Stanley Quality Municipal Investment Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Management, 522 Fifth Avenue, New York, New York 10036 on October 1, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley Quality Municipal Investment Trust (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Fund.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 1, 2008.

BroadridgeTM
51 MERCEDES WAY
EDGEWOOD NY 11717
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 1, 2008
MS INSURED MUNICIPAL BOND TRUST-ARPS
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Call 1-800-454-8683.
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

YOUR PROXY VOTE IS IMPORTANT!
		123,456,789,012,00000
Do not mail your Proxy Card when	A/C	è	000000000000
you vote by phone or Internet.	CUSIP	1234567890123456789
	CLIENT		61745P353
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SEE VOTING INSTRUCTION NO.	XXX
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ☒		ON REVERSE.
MRGMI2

05 000000000000
MS INSURED MUNICIPAL BOND TRUST-ARPS
This proxy is solicited on behalf of the Board of Trustees.

1.	Election of Three Trustees:		For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
	Nominees:		All	All	Except	mark “For All Except” and write the number(s) of the
nominee(s) on the line below.
	01)	Kathleen A. Dennis	☐	☐	☐
	02)	Joseph J. Kearns

	03)	Fergus Reid

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND ☐ THE MEETING AND VOTE THESE SHARES IN PERSON
Election of one Preferred Trustee:
Nominee:
	04)	Manuel H. Johnson
The Annual Meeting of Shareholders of the above mentioned Fund will be held on October 1, 2008 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

123,456,789,012

Signature (PLEASE SIGN ON LINE)	DATE	S34707	Signature (Joint Owners)	Date	61745P353
1 1234567890123456789

BroadridgeTM
51 MERCEDES WAY
EDGEWOOD NY 11717
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 1, 2008
MS CA INSURED MUNICIPAL INCOME TR-SER 1
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Call 1-800-454-8683.
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

YOUR PROXY VOTE IS IMPORTANT!
		123,456,789,012,00000
Do not mail your Proxy Card when	A/C	è	000000000000
you vote by phone or Internet.	CUSIP	1234567890123456789
	CLIENT		61745P353
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SEE VOTING INSTRUCTION NO.	XXX
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ☒		ON REVERSE.
MRGMI2

05 000000000000
MS CA INSURED MUNICIPAL INCOME TR-SER 1
This proxy is solicited on behalf of the Board of Trustees.

1.	Election of Three Trustees:		For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
	Nominees:		All	All	Except	mark “For All Except” and write the number(s) of the
nominee(s) on the line below.
	01)	Kathleen A. Dennis	☐	☐	☐
	02)	Joseph J. Kearns

	03)	Fergus Reid

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND ☐ THE MEETING AND VOTE THESE SHARES IN PERSON
Election of one Preferred Trustee:
Nominee:
	04)	Manuel H. Johnson
The Annual Meeting of Shareholders of the above mentioned Fund will be held on October 1, 2008 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

123,456,789,012

Signature (PLEASE SIGN ON LINE)	DATE	S34707	Signature (Joint Owners)	Date	61745P353
1 1234567890123456789

BroadridgeTM
51 MERCEDES WAY
EDGEWOOD NY 11717
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 1, 2008
MS INSURED MUNICIPAL INCOME TRUST-SER 5
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Call 1-800-454-8683.
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

YOUR PROXY VOTE IS IMPORTANT!
		123,456,789,012,00000
Do not mail your Proxy Card when	A/C	è	000000000000
you vote by phone or Internet.	CUSIP	1234567890123456789
	CLIENT		61745P353
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SEE VOTING INSTRUCTION NO.	XXX
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ☒		ON REVERSE.
MRGMI2

05 000000000000
MS INSURED MUNICIPAL INCOME TRUST-SER 5
This proxy is solicited on behalf of the Board of Trustees.

1.	Election of Three Trustees:		For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
	Nominees:		All	All	Except	mark “For All Except” and write the number(s) of the
nominee(s) on the line below.
	01)	Kathleen A. Dennis	☐	☐	☐
	02)	Joseph J. Kearns

	03)	Fergus Reid

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND ☐ THE MEETING AND VOTE THESE SHARES IN PERSON
Election of one Preferred Trustee:
Nominee:
	04)	Manuel H. Johnson
The Annual Meeting of Shareholders of the above mentioned Fund will be held on October 1, 2008 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

123,456,789,012

Signature (PLEASE SIGN ON LINE)	DATE	S34707	Signature (Joint Owners)	Date	61745P353
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